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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2001
                                                         ----------------


                          Discover Card Master Trust I
                  -----------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                0-23108                   51-0020270
          --------                -------                   ----------
         (State of              (Commission               (IRS Employer
        Organization)           File Number)            Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                          19720
---------------------------------------------                 -----
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (302) 323-7184
                                                    --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

          On January 11, 2001, the registrant made available to investors a prospectus supplement, dated January 8, 2001, and prospectus, dated December 21, 2000, with respect to the issuance of $1,100,000,000 aggregate principal amount of Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and $57,895,000 aggregate principal amount of Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I (the "Trust"), pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) ("Discover") as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2001-2, to be dated as of January 16, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

          In connection with the issuance of Series 2001-2, Latham & Watkins, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated January 12, 2001, regarding the legality of the Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates upon issuance and sale thereof on January 16, 2001; and (ii) an opinion to Discover (as originator of the Trust), dated January 12, 2001, as to certain federal tax matters concerning the Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and the Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as
Exhibit 8.

Item 7.         Exhibits

Exhibit No.     Description
-----------     -----------

Exhibit 5       Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2001-2.

Exhibit 23      Consent of Latham & Watkins (included in Exhibit 5).





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                    (Registrant)


                                   By:  Discover Bank
                                        (Originator of the Trust)



Date:  January 12, 2001            By:  /s/ Michael F. Rickert
                                        ---------------------------------
                                        Michael F. Rickert
                                        Vice President, Chief Accounting
                                         Officer and Treasurer





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                                INDEX TO EXHIBITS

Exhibit No.    Description

Exhibit 5      Opinion of Latham & Watkins.

Exhibit 8 Opinion of Latham & Watkins as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Series 2001-2.

Exhibit 23     Consent of Latham & Watkins (included in Exhibit 5).






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